UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported)       November 3, 2004



                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-9550                  62-1691861
------------------------------  -------------------  ---------------------------
 (State or Other Jurisdiction      (Commission             (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)


           One Thousand Beverly Way
             Fort Smith, Arkansas                               72919
------------------------------------------------     ---------------------------
   (Address of Principal Executive Offices)                   (Zip Code)


   Registrant's telephone number including area code       (479) 201-2000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On November 3, 2004, Beverly Enterprises, Inc. (the "Company") issued a press release announcing that (i) an investor conference call will take place on Tuesday, November 9, 2004, at 8:30 a.m. EST and (ii) Company management is scheduled to make a presentation at the CIBC World Markets 15th Annual Healthcare Conference in New York on Tuesday, November 9, 2004, at 11:00 a.m. EST. Information on listening to the conference call and the CIBC World Markets 15th Annual Healthcare Conference presentation is contained in the press release, a copy of which is attached hereto as Exhibit 99.1.

     On November 8, 2004, the Company issued a press release regarding financial results for the quarter ended September 30, 2004, the full text of which is set forth in Exhibit 99.2 attached hereto.

     The Company defines EBITDA as earnings from continuing operations before interest expense, interest income, income taxes, depreciation and amortization. EBITDA margin is EBITDA as a percentage of revenues. EBITDA is commonly used by the Company's lenders and investors to assess the Company's leverage capacity, debt service ability and liquidity, and the Company uses EBITDA to evaluate financial performance and to design incentive compensation for management. EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles ("GAAP"), and the items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance. EBITDA should not be considered as an alternative to net income, cash flows provided by or used in operating, investing or financing activities or other financial statement data presented in the Company's consolidated financial statements as an indicator of financial performance or liquidity. Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA as presented may not be comparable to other similarly titled measures of other companies.


Item 9.01  Financial Statement, Pro Forma Financial Information and Exhibits.

     (c)     Exhibits

     Exhibit No.       Exhibit
     -----------       -------
            99.1       Press Release of Beverly Enterprises, Inc., dated
                       November 3, 2004.

            99.2 Press Release of Beverly Enterprises, Inc., dated November 8, 2004.




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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2004                BEVERLY ENTERPRISES, INC.


                                       By: /s/ PAMELA H. DANIELS
                                           -------------------------------------
                                       Name:   Pamela H. Daniels
                                       Title:  Senior Vice President, Controller
                                               and Chief Accounting Officer




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


                                  EXHIBIT INDEX

   Exhibit No.         Exhibit
   -----------         -------
          99.1         Press Release of Beverly Enterprises, Inc., dated
                       November 3, 2004.

          99.2         Press Release of Beverly Enterprises, Inc. dated November
                       8, 2004.



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